UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 15, 2019
Atlas Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-54627	27-5466079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

953 American Lane, 3rd Floor Schaumburg, IL (Address of principal executive offices)	60173 (Zip Code)

Registrant's telephone number, including area code: (847) 472-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.003 par value per share	AFH	Nasdaq Stock Market
6.625% Senior Unsecured Notes due 2022	AFHBL	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 15, 2019, Atlas Financial Holdings, Inc. (the “Company”) received the decision of the Nasdaq Hearings Panel (the “Panel”) granting the Company’s appeal with respect to the previously announced delisting notice. The Company’s continued listing on The Nasdaq Capital Market is subject to the Company’s timely compliance with certain conditions, including the filing of the Company’s Form 10-K for the fiscal year ended December 31, 2018 by January 31, 2020, and the filing of the Forms 10-Q for the quarterly periods ended March 31, June 30, and September 30, 2019 by February 28, 2020, with the Securities and Exchange Commission. In addition, the Panel granted the Company’s request to transfer the listing of its common stock from The Nasdaq Global Market to The Nasdaq Capital Market. The transfer to The Nasdaq Capital Market will occur upon the open of business on Thursday, October 17, 2019. In connection with the transfer of the Company’s listing to The Nasdaq Capital Market, the Company expects that its 6.625% Senior Unsecured Notes due 2022, which are currently listed on The Nasdaq Global Market, will be eligible to trade on the OTC Markets system effective with the open of the markets on Thursday, October 17, 2019.

As previously disclosed, on July 22, 2019, the Company received a determination from the Nasdaq Listing Qualifications Staff that served to formally notify the Company that its continued non-compliance with the Nasdaq’s filing requirements would subject the Company to delisting unless the Company timely requested a hearing before the Panel. The Panel’s decision dated October 15, 2019 follows the Company’s September 19, 2019 hearing before the Panel.

The Company is taking definitive steps to ensure its timely compliance with the terms of the Panel's decision; however, there can be no assuance that the Company will be able to do so.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS FINANCIAL HOLDINGS, INC. (Registrant)
By:	/s/ Paul A. Romano
Name:	Paul A. Romano
Title:	Vice President and Chief Financial Officer
October 16, 2019